                                                                    Exhibit 10.8
Portions of this document have been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Commission.


                 PROFESSIONAL SERVICES AND CONSULTING AGREEMENT
                      BETWEEN JUGGERNAUT PARTNERS, LLC AND
                             U.S. INTERACTIVE, INC.

            THIS PROFESSIONAL SERVICES AND CONSULTING AGREEMENT (this "Agreement"), is made and entered into as of January 6, 1999, by and between JUGGERNAUT PARTNERS, LLC, a Delaware limited liability company, with offices at C/o ONYX International Company, LLC, 3299 K Street, N.W., Suite 602, Washington, D.C. 20007 ("Juggernaut"), and U.S. INTERACTIVE, INC., a Delaware corporation with offices at 11911 San Vicente Boulevard, Suite 225, Los Angeles, California 90049 ("USI").

                              W I T N E S S E T H:

            WHEREAS, USI is in the business of, among other things, providing consulting and professional services in connection with electronic enterprise, including digital marketing, E-commerce business planning, knowledge management consulting, graphical interface design, Internet systems design, and Internet systems management; and

            WHEREAS, Juggernaut desires to retain the Services (as defined below) of USI; and

            WHEREAS, USI desires to furnish the Services to Juggernaut upon the terms, provisions, and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of these premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1. Retention of USI. Juggernaut hereby retains the
Services of USI, and USI hereby agrees to perform the Services for Juggernaut on the terms and conditions hereinafter provided. USI understands and agrees that it is retained to provide consulting and professional services, including work for hire.

            Section 2. Term of Agreement. This Agreement shall commence on the date set forth above and shall remain in full force and effect until terminated by either party as provided herein or as provided by law.

            Section 3. Scope of Services. During the terms of this Agreement, USI will provide materials and perform services (the "Services") described in Work Orders (as defined below), which shall be incorporated into this Agreement by reference. Such Services shall be performed with the authorization of, and under the direction of, an authorized representative of Juggernaut.

            Section 4. Work Orders. The particular Services to be provided by USI to Juggernaut hereunder shall be described in a work order in a form substantially similar to the work order attached hereto as Exhibit 4 (a "Work Order"), which will be presented by Juggernaut to SUI describing: (i) Services;
(ii) the dates USI shall commence and end the Services (iii) the amount to be paid by Juggernaut to USI upon the completion of the Services to be provided under a particular Work Order; (iv) specifically-identifiable deliverables to result from the Services; and (v) any other details and special terms and conditions related to the Services, including, but not limited to, billing and taxation, as applicable. USI shall be under no obligation to provide the Services, and Juggernaut shall be under no obligation to pay for the Services, unless and until a mutually agreeable Work Order is executed by both parties.

            Section 5. Juggernaut Requested Modifications. Pursuant to this Agreement and upon execution by the parties of any Work Order, Juggernaut may from time to time request in writing changes in or additions to the Services being performed by USI under any Work Order, which request shall include a detailed description of such requested changes or additions (the "Modifications"). After receipt of such request, USI shall submit to Juggernaut an amended Work Order (an "Amended Work Order") which shall include a description of the modifications and the time and charges required to provide the requested Modifications. USI shall be under no obligation to proceed with any requested Modifications prior to the receipt of an Amended Work Order, fully executed by the parties.

            Section 6. Compensation and Billing. Issues of compensation and billing for the Services shall be addressed in each Work Order.

            Section 7. Taxes. Any taxing of the Services shall be addressed in each Work Order.

            Section 8. Out-of-Pocket Expenses. In addition to the fees payable for Services performed pursuant to, and which fees are governed, by Work Order, Juggernaut shall also pay for reasonable travel, lodging, and other expenses actually incurred by USI in providing the Services.

            Section 9. Concept/Product Ownership. For purposes of, and when used in, this Section 9, he phrases "to use" and "for use," when applied with respect to Juggernaut, shall mean use in the conduct of the business of Juggernaut or any affiliate of Juggernaut but shall not include the right to sub-license; for purposes of the foregoing definition, an "affiliate of Juggernaut" shall mean any person or entity controlling, controlled by, or under common control with Juggernaut, provided that ownership of at least 25% of the equity securities of any entity shall be deemed to be control for purposes of this definition.

            9.1 The parties agree that Juggernaut will own all Juggernaut-specific code and Juggernaut-specific proprietary design generated through USI's Services for Juggernaut to the extent paid for by Juggernaut.

            9.2 The parties agree that concepts, information, and materials developed by USI prior to commencement of and independent of Services to be performed under a Work Order, including all versions of the e-commerce suite of technologies that USI has rights to use, shall remain the property of USI, except that, for so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive, royalty-free license to use all code then owned by USI associated with e-commerce engines already created by USI. In addition for so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order Juggernaut shall have a non-exclusive, royalty-free license to use all code associated with e-commerce engines to be created and owned by USI in the next three years following the date of this Agreement. For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order, and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive license to use all code then owned by USI associated with e-commerce engines and tools already created and owned by USI or then to be created and owned by USI and USI's 1998 Agreement with Dairy Farm Management Services, Ltd.

            9.3 USI agrees that concepts, information, and materials developed by Juggernaut prior to commencement of and independent of Services to be performed under a Work Order, or owned by a third-party, Juggernaut, or a supplier of Juggernaut and furnished to USI by Juggernaut to enable USI to perform the Services described in a Work Order, shall remain the property of Juggernaut or such third-party, or supplier of Juggernaut.

            9.4 For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, all copyrights in Juggernaut-specific computer programs, Juggernaut-specific source code listing, Juggernaut-specific programming documentation, and Juggernaut-specific manuals and written materials relating to the specific materials developed by USI solely for, and in connection with, the Services provided under this Agreement (the "Deliverables," on in the singular "Deliverable") shall be the property of Juggernaut. For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order, and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive, royalty-free, right to display, perform and distribute the "User Interface" (meaning, all screen displays in Deliverables, and all test, graphics, images and audiovisual works included in Deliverables, as well as all combinations and sequences thereof included in Deliverables, owned by USI prior to creation of Deliverable), and to make modifications and enhancements to, and to create derivative works based on, the User Interface, for use in connection with, inter alia, the Deliverables for the benefit of their customers.

         9.5 Juggernaut acknowledges that in the course of USI's performance hereunder, USI may incorporate into particular Deliverables source data consisting of products, materials or methodologies proprietary to USI. For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive, royalty-free, license to use such proprietary products, materials and methodologies incorporated into particular Deliverables, including the right to distribute, modify, and enhance the materials for use in connection with Juggernaut's distribution of the Deliverables to Juggernaut's customers.

         9.6 For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, USI agrees and hereby grants to Juggernaut a non-exclusive royalty-free license to use USI's Java game engine to the extent it is now owned by USI, and a royalty-free, non-exclusive sub-license to use all the intellectual property that was licensed to USI as the Castle Infinity on-line game in or about February, 1997.

            Section 10. Personnel. Contingent upon timely discharge of all payment obligations of Juggernaut under the pertinent Work Orders, Juggernaut shall, in its sole reasonable discretion, have the right to appoint reasonably available USI employees to any work team for performances of the Services under a Work Order. Contingent upon timely discharge of all payment obligations of Juggernaut under the pertinent Work Orders, Juggernaut shall further have the right, in its sole reasonable discretion, to reject any USI employee that it deems to be unsatisfactory and to remove any USI employee that proves to be unsatisfactory to Juggernaut, in its sole reasonable discretion. Each party agrees not to hire or solicit for employment or otherwise engage the services of any individual employed by the other party during performance of the Agreement as an employee rather than as a contractor, and utilized to complete any of the projects contemplated by this Agreement, without the other party's consent, for a period of 12 months after the completion or termination of this Agreement.

            Section 11. Acceptance Criteria of Deliverables. USI shall provide the Deliverable described in, and when scheduled in, the Work Orders. Neither party shall be held responsible for any delay or failure in performance of any part of the Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party ("Force Majeure Condition"). If any Force Majeure Condition occurs, the party affected by the other's delay or inability to perform may elect to (1) suspend this Agreement for the duration of the Force Majeure Condition and, once the Force Majeure Condition ceases, resume performance under this Agreement with an option in the affected party to extend the period of this Agreement up to the length of time the Force Majeure Condition was endured; and/or (2) when the delay or non-performance continues for a period of at least thirty (30) days, terminate, at no charge, and effective upon written notice thereof to the non-terminating party, this Agreement in its entirety, provided however that the terminating party shall remain liable in respect of Services provided through the date of such termination. Unless written notice is given within forty-five (45) days after the affected party is notified of the Force Majeure Condition, election
(1) shall be deemed selected.

         Section 12. Warranty. USI represents and warrants that it is capable of providing the Services and that the Services will be performed with due care and diligence at a level that meets professional standards and in a workmanlike manner typically employed by U.S. firms in the same industry as of the effective date of this Agreement.

            Section 13. Independent Contractor. USI's status will be that of an independent contractor, and neither it nor its employees will be deemed to be employees or agents of Juggernaut. USI accepts full and exclusive liability for the payment of contribution or taxes measured by the remuneration paid to its employees. These include but are not limited to Federal and state unemployment insurance, Federal Insurance Contribution Act (FICA), Federal and local payroll taxes, compensation insurance, or any similar item now or hereafter imposed by Federal, state, county or local government.

            Section 14. Confidentiality.

            14.1 Both parties acknowledge that they each have confidential and proprietary information, including certain information that derives actual or potential economic value from not being generally known to the public, which confidential and proprietary information is the subject of reasonable efforts under the circumstances to maintain its secrecy ("confidential information"). Each party may receive confidential information from the other such as, but not limited to, non-public information concerning the business products, customers, or finances of either party. Neither receiving party shall, directly or indirectly, disclose to any party other than its employees, affiliated companies, and authorized agents or contractors (and such party shall be liable to the other party for any material disclosure made by such employees, affiliated companies and agents or contractors in violation of this Agreement) any confidential information concerning the disclosing party's business methods, products, customers, or finances, or any other confidential information which is disclosed to it by the other party, whether or nor in writing and whether or not designated as confidential, without the prior written permission of the disclosing party, unless such disclosure is specifically required in the course of the performance by the receiving party of its obligations hereunder and then only to the extent necessary to perform the receiving party's obligations under this Agreement. Each party shall take reasonable steps under the circumstances to maintain the secrecy of confidential information received from the other party. The obligations of USI and Juggernaut under this Section 14 shall not extend to any information which: (i) becomes publicly available other than through the action of the receiving party; (ii) is subsequently rightfully furnished to the receiving party by a third party without restriction on disclosure; (iii) is furnished by the disclosing party at the time of receiving such disclosure; (iv) is rightfully known by the receiving party at the time of receiving such information; provided, however, that nothing in this Section 14 shall prevent disclosure of any information which is required to be disclosed by valid order of a court or other governmental body or by law.

            14.2 The parties acknowledge that this Agreement contains commercially confidential information that may be considered proprietary by either or both parties, and agree to limit distribution of this Agreement to those individuals in their respective organizations with a need to know the contents of this Agreement.

            14.3 Specific performance. Each of the parties hereto acknowledge that any material breach by them of their respective obligations under this
Section 14 will cause irreparable harm to the other party for which its remedies at law will be inadequate and that each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and conditions hereof in addition to any other remedy to which such party may be entitled, at law or in equity.

            14.4 The provisions of this Section 14 shall survive termination of this Agreement and shall remain valid for a period of two (2) years from the termination or expiration of this Agreement.

            14.5 Upon completion of the Services to be provided hereunder, each party shall return to the other party all of such other party's confidential information and copies thereof in the receiving party's possession.

            Section 15. Termination.

         15.1 Juggernaut shall have the right to terminate this Agreement at its sole discretion and without cause (a "Termination for Convenience"). In the event of a Termination for Convenience, Juggernaut shall, after giving written notice to USI (a "Notice of Termination") of a Termination of Convenience, pay to USI reasonable actual expenses incurred by USI in connection with providing the Services up to the date of the Termination for Convenience. Any Notice of Termination shall be provided pursuant to Section 22 hereof. Upon receipt of the Notice of Termination, USI shall immediately cease performance of the Services and USI shall make commercially reasonable efforts to minimize cost and to preserve the Deliverables completed to date. This Agreement shall be considered terminated effective as of the receipt of the Notice of Termination. Juggernaut shall not be responsible for fees, costs, or expenses (including, but not limited to, travel and lodging) of any Services performed by USI after USI receives the Notice of Termination, other than unavoidable and reasonable expenses experienced by USI despite good faith efforts by USI to make commercially reasonable efforts to minimize cost and to preserve the Deliverables completed to date. Upon termination of this Agreement, each party shall return to the other party all of such other party's confidential information and copies thereof in the receiving party's possession.

            15.2 The parties agree that upon termination under this Section
USI will own all Juggernaut-specific code and Juggernaut-specific proprietary design generated through USI's Services for Juggernaut, if and to the extent not paid for by Juggernaut.

            15.3 Upon termination under this Section, Juggernaut shall have no license of any sort to use code owned by USI associated with e-commerce engines already created by USI if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, subject to Section 15.9, Juggernaut shall continue to have a non-exclusive, royalty-free license to such code. Upon termination under this Section, Juggernaut shall not have any license to use any code created or generated by USI under USI's 1998 Agreement with Diary Farm Management Services, Ltd. if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, subject to Section 15.9, Juggernaut shall continue to have a non-exclusive, royalty-free license to such code.

            15.4 Upon termination under this Section, copyrights in Juggernaut-specific computer programs, Juggernaut-specific source code listings, Juggernaut-specific programming documentation, and Juggernaut-specific manuals and written materials (the affected Deliverables) (a) shall be the property of USI if and to the extent that Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, and (b) shall be the property of Juggernaut if and to the extent that Juggernaut has made all payments due prior to such termination under the pertinent Work Orders.

            15.5 Upon termination under this Section, Juggernaut shall not have any license as to the User Interface (meaning, all screen displays in Deliverables, and all test, graphics, images and audiovisual works included in Deliverables, as well as all combinations and sequences thereof included in Deliverables), owned by USI prior to creation of Deliverables if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, Juggernaut shall continue to have a non-exclusive, royalty-free license to such User Interface.

            15.6 Upon termination under this Section, Juggernaut shall not have any sort of license as to USI's proprietary products, materials and methodologies incorporated into particular Deliverables if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, Juggernaut shall continue to have a non-exclusive, royalty-free license to such proprietary products, materials and methodologies.

            15.7 Upon termination under this Section, Juggernaut shall not have any sort of license to use USI's Java game engine or any sort of license or sub-license from USI to use intellectual property that was licensed to USI as the Castle Infinity on-line game in or about February, 1997 if Juggernaut has failed to make all payments due prior to such termination under pertinent Work Order, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, subject to Section 15.9, Juggernaut shall continue to have a non-exclusive, royalty free license to USI's Java game engine and such intellectual property.

            15.8 Either party may, upon thirty (30) days' prior written notice to the other, terminate this Agreement if the terminating party determines, in its reasonable and lawful judgment, the other party is in breach. Upon termination under this Section, Concept/Product Ownership rights shall be equitably adjusted in accordance with Sections 15.2 to 15.7 of this Agreement, if and to the extent Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Order, and the parties agree to execute any documents reasonably requested by the other party concerning the termination and the effect it had on Concept/Product ownership rights. The power or right to terminate for breach set forth in this Section does not imply elimination of any rights either party might otherwise have to bring an action for damages (including interest at the legal rate) or equitable relief.

            15.9 In the event that USI has not been paid a total of $2,000,000 by Juggernaut for USI's work efforts under agreed Work Orders, within 18 months of the date of this Agreement (other than due to termination of this Agreement for a material breach by USI pursuant to Section 15.8), the licenses granted under Section 9.2 and Section 9.6 shall terminate on the 18 month anniversary of this Agreement. If the Agreement termination is due to material breach by USI pursuant to Section 15.8, and USI has not been paid a total of $1,000,000 by Juggernaut for USI's work efforts under agreed Work Orders, within 18 months of the date of this Agreement, then the licenses granted under Section 9.2 and
Section 9.6 shall terminate on the 18 month anniversary of this Agreement.

            Section 16. Assignability. This Agreement shall not be assignable by either party to any other party without the consent of the other party. Consent by USI shall not be unreasonably withheld.

            Section 17. Non-Exclusivity. This Agreement is a non-exclusive agreement. USI reserves the right to provide services to others and Juggernaut reserves the right to obtain similar services from others; provided, however, that neither party shall violate the provisions of Section 9 (Concept/Product Ownership) or Section 14 (Confidentiality) in its transactions with others.

            Section 18. Intellectual Property. Except as expressly provided herein, nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise, any license or right, under any patent, trademark, trade name, trade secret, copyright, or other proprietary right of either party.

            Section 19. Access to Premises. Juggernaut shall, at no charge to USI, grant reasonable access to Juggernaut's premises in connection with the Services to be provided by USI. USI shall coordinate such access with Juggernaut's designated representative. USI agrees that its employee(s) performing the Services on Juggernaut's premises shall observe Juggernaut's security and safety rules and guidelines. In the event any of the Services to be provided by USI necessitate that the work be performed on Juggernaut's premises, Juggernaut agrees to provide at no charge to USI working space, telephone access, terminals, computer time, clerical support, and any other facilities and support reasonably requested by USI.

            Section 20. Compliance with Laws. Each party shall comply with all applicable federal, state, and local laws, ordinances, regulations, codes, rules, orders and requirements of all duly constituted governmental authorities, including the procurement of permits and licenses when needed.

            Section 21. No Third-Party Beneficiaries. This Agreement and the Work Orders entered into pursuant hereto are for the benefit of USI and Juggernaut and not for any other person.

         Section 22. Notices. Any notice required to be given hereunder shall be in writing and shall be either hand delivered, with receipt acknowledged, sent by U.S. registered or certified mail, return receipt requested, postage prepaid by a reputable overnight air carrier service that provides written notice of delivery, or by facsimile transmission. Notices shall be deemed given on the business day following the date shown on the facsimile transmission or the date shown on the signed evidence of receipt. Notices intended for USI shall be sent to its address appearing on page 1 hereof to the attention of Mark J. Silverman, telephone (310) 440-3377, facsimile (310) 440-3378. Notices intended for Juggernaut shall be sent to its address appearing on page 1 hereof to the attention of John Shulman, telephone 202/965-5700, facsimile 202/333-8260. Either party may change its address, telephone or facsimile number for notice purposes by providing written notice to the other party in accordance with this Section 24.

            Section 23. Severability. If any provision of this Agreement or the application of any such provision shall be held by a tribunal of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement and all other applications of such provision shall continue in full force and effect.

            Section 24. Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Delaware, except for the conflicts of law principles thereof.

            Section 25. Entire Agreement; Survival. This Agreement and Work Orders entered into pursuant hereto constitute the entire agreement between the parties concerning the subject matter hereof and may not be amended or modified except by written instrument signed by authorized representatives of both parties hereto. The provisions of Sections 9, 10, 14 and 15 hereof shall survive any termination or expiration of this Agreement and shall continue in effect unless otherwise specified by the terms of this Agreement.

            Section 26. Titles and Headings. Titles and headings used in this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

            Section 27. Authority. EACH PARTY HAS FULL POWER AND AUTHORITY TO ENTER INTO, PERFORM, AND EXECUTE THIS AGREEMENT, AND EACH PERSON SIGNING THIS AGREEMENT ON BEHALF OF EITEHR PARTY HAS BEEN PROPERLY AUTHORIZED AND EMPOWERED TO ENTER INTO AND EXECUTE THIS AGREEMENT. EACH PARTY FURTHER ACKNWOLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY IT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of, and to be effective as of, the date first above written.


                                    "JUGGERNAUT"

                                    JUGGERNAUT PARTNERS, LLC, a Delaware
                                    limited liability company

                                    By: /s/ John D. Shulman
                                        ----------------------------------------
                                        Name: John D. Shulman
                                        Title: CEO


                                    "USI"

                                    U.S. INTERACTIVE, INC., a New Jersey
                                    corporation


                                    By: /s/ Mark J. Silverman
                                        ----------------------------------------
                                        Name: Mark J. Silverman
                                        Title: EVP

Portions of this document have been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Commission.


[                 ] - Denotes material has been deleted.









                   Juggernaut Web Site Development - Launch 1


                        US Interactive Statement of Work











                                                 Created for Juggernaut Partners

                                                          Revised March 27, 1999

(GRAPHIC OMITTED)


                                Table of Contents




     INTRODUCTION ............................................................4


     PROJECT OVERVIEW.........................................................5


     SCOPE FOR LAUNCH 1 DEVELOPMENT...........................................6

          Interface Scope.....................................................6
               User Interface.................................................6
               [        ] Interface...........................................7
               Global Management Application..................................7
          Technical Scope.....................................................9
               Security Layer................................................10
               Juggernaut Database...........................................10
               Data Access Layer.............................................10
               Registration and Account Management...........................10
               Login.........................................................11
               Navigation....................................................11
               Search........................................................11
               [           ].................................................11
               [           ].................................................12
               Transaction...................................................12
               Accounting....................................................12
               Category Management...........................................13
               Product/Service Management....................................13
               Fulfillment...................................................13
               Promotions and Advertisement..................................14
               [               ].............................................14
               Business Rules Module.........................................14
               [             ] Tool Set......................................15
               Profile / Personalization.....................................15
               Error and Logging.............................................15
               Messaging / Email.............................................16
               Customer Support..............................................16
               Internal System Task Scheduler................................16
               Online Help...................................................17
               System Monitor................................................17

     SCOPE CONTINGENCIES.....................................................18


     PROJECT MANAGEMENT METHODOLOGY..........................................20


     PRODUCTION TEAM.........................................................21

          Team Members.......................................................21
          Team Structure.....................................................22

     LAUNCH TIMELINE.........................................................25


     MILESTONES AND DELIVERABLES ............................................26


     PRODUCTION COST ESIMATE FOR LAUNCH 1....................................27

          Technical Development Costs........................................27
          Creative Development Costs.........................................28
          Other Costs........................................................28

(GRAPHIC OMITTED)

     Payment schedule........................................................29


     RISKS / CRITICAL PATH DEADLINES.........................................31


     PRODUCTION PLAN / BUDGET CONTINGENCIES..................................35


     AGREEMENT...............................................................38

(GRAPHIC OMITTED)

-------------------------------------------------------------------------------
Introduction


Juggernaut's mission is to provide a global-exchange platform, enabling buyers and sellers to effectively and easily exchange products over the Internet with the help of innovative technologies, an intuitive interface, and a [ . ]

The following features are a part of the vision for the Juggernaut Web Site:

o        Full buying and [ ] capabilities
o        Access to new [            ] products
o        Visual navigation of Product Database (via a "Brain"-like interface)
o        Powerful search feature
o        Full [            ] system
o        System to [                        ]
o        Full Business-to-Consumer and Business-to-Business capabilities
o        Product [                  ] Tool Suite
o        Global [          ] infrastructure
o        [        ] marketplace presence
o        Market-tested interface usability
o        [                 ] Brand / Logo strategy
o        [                 ] capabilities
o        [                 ] selection process
o        Full Product Image Database System
o        Juggernaut Site Management System
o        Expansive Customer Support / Help Desk System


This document describes the Project Scope, Cost Estimates, Production Plan, and Timeline for Launch 1 of the Juggernaut Web Site, the first step toward this vision.



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--------------------------------------------------------------------------------

Project Overview


US Interactive is being hired by Juggernaut Partners to provide Business Plan Development and production toward Launch 1 for the Juggernaut Web Site. Two separate teams have been created to work on the Juggernaut engagement: the Business Development Team and the Production Team.

The USI Business Development Team and the USI Production Team are being retained by separate Statements of Work with Juggernaut Partners.* This document details the scope of work to be completed by the USI Production Team for Launch 1.


Juggernaut Partners is responsible for:

o        Business Plan Development
o        Business Operations
o        Top-level Business Strategies
o        Establishing Supplier Partnerships
o        Establishing Bank Partnerships


The USI Business Development team is responsible for:

o        Business Plan Development
o        Top-level Business Strategies
o        Communication of Top-level Business Strategies to Production Team


The USI Production Team is responsible for the following, as they relate to the feature-set described in the Project Scope section of this document:
o  Planning and development of the web site technical architecture
o  Planning and Development of the web site information architecture
o  Planning and Development of the web site Interface Design
o  Product Categorization Plan and Implementation
o Tactical implementation of the Business Strategies as communicated by the Business Team
o Full Technical and Creative documentation - providing descriptions and breakdowns of all processes, technical systems, code, and design style-guides. (This will be further defined to a mutually agreeable level once production begins.)

o  Management of third party vendors, including:
     o  Brand/Logo company(ies)
     o  Market Research company(ies)
     o  Companies providing outsourced software development
     o  Call Center company(ies)
     o  Hosting/Site Maintenance company(ies)

* Additional Statements of Work will also be created between Juggernaut and any necessary third-party vendor, such as Landor, Questus New Media, IVT, Call Center companies, and Data Center companies. USI is not responsible for these contracts.

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Scope for Launch 1 Development
--------------------------------------------------------------------------------


The following scope description details the feature-set of the Juggernaut site on Launch 1. Additional features will be incorporated into future versions of the site, as agreed by both Juggernaut and USI.


Interface Scope:

   User Application

   Basic user and technical specifications to be designed for:
      o  IE 4.0 and Netscape 4.0 and above
      o  Screen resolution: 600 x 800
      o  HTML
      o  Modem speed: 56.6 and above

   Product [                  ]
      o  Users can [                ]
      o  [        ] picture
      o  [        ] name and Profile
      o  [              ] System (filled with user input viewable by Launch 2)
      o  Information on becoming a [        ]
      o  Email [           ]

   Navigator (New "Brain")
      o  Navigation through relational database
      o  Related items list

   Other:
      o  Buy capabilities (Full purchase process)
      o  Product list - sortable by:
              o  Brand
              o  Description
              o  [    ]
              o  Price
      o  Product screen:
              o  product picture
              o  product info
              o  related links
              o  product characteristics (user can choose product specifics)
      o  [                 ] for individuals and small businesses
      o  [                 ]
      o  Shopping Cart - generating information automatically from user's profile
      o  [        ] - shows all the [       ] the user is participating in
      o  Key word search with customized filters based on user's needs


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Scope for Launch 1 Development  (Continued)
--------------------------------------------------------------------------------


   User Application  (Continued)

      o  My Profile containing:
              o  Personal information
              o  billing addresses
              o  shipping addresses
              o  credit card information
              o  payment preferences
      o    Lists of favorite products
      o    FAQ Help section


   [        ] Interface - External Application
      o  [                 ]
      o Ability to send the following to a customer: product list, product information
      o Scratch pad tool
      o [                 ] - reference tool for [  ]
      o [        ] profile, including: [                     ]


   Global Management Application
      o Product/Service Management (add products, delete products, change product information, change promotional information, meta-data information management...)
      o  User Management (Add/Delete/Modify users, security levels)
      o  [        ] Management (Add/Delete/Modify [                    ]
      o  Navigator Management
      o  Product Category management
      o  Product Relationship management
      o  [                 ] Management
      o  Template Management
      o  Reporting:
              o  User Statistics
              o  Accounting
              o  Financials
              o  Products and Inventory
              o  User Feedback
              o  Sales
              o  [                          ] Statistics
              o  [                 ] Log Analysis
              o  [                 ]
              o  [                 ] Usage
              o  Shipping & Tracking


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Scope for Launch 1 Development:  Continued
--------------------------------------------------------------------------------


Interface Scope:  (Continued)

   Global Management Application (Continued)

      o  Vendor Management
      o  Transaction Management
      o  [        ] Management
      o  Email Notifier System
      o  Juggernaut Points Management
      o  Default Values Management
      o  Help Section Management



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Scope for Launch 1 Development:  Continued
--------------------------------------------------------------------------------


Technical Scope Launch 1

Having discussed in detail the functional requirements for Juggernaut we have identified the implementation level modules which will serve as the technical scope for this project. Displayed below in Figure 1 is the software application architecture for the Juggernaut project. Each module is described in detail in the next section so that the technical scope of the project becomes more apparent. Please refer to the Technical Design Document, to be presented and approved on 3/19, for full detail on the specific scope of each module to be completed during production of Juggernaut web site Launch 1.

[


























]


                     Figure 1. Software Architecture Diagram


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Scope for Launch 1 Development:  Continued
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Technical Scope Launch 1: (Continued)


The module functionality descriptions are provided below:


1)       Security Layer

         The security layer provides a secure environment for the application. It provides a secure socket layer (SSL) communication between the user-interface and the underlying application and data. Also, whenever necessary a user-name and password will be used to authenticate entry to the available application resources. This module not only manages security for data access but also takes into consideration data confidentiality issues and audit/logging issues whenever the system is accessed.


2)       Juggernaut Database

         The Juggernaut database will serve as the heart of the application. This will be the repository for all production data needed to serve our customers, [ ], and the management team. The database will house data such as user profile, past purchases, billing information, shipping addresses, user session information, category information, product information for new [ ] goods, [ ] information, service information, [ ] profile, [ ] information, purchases, inventory, transaction history, [ ], financials, pricing models, and system parameters.


3)       Data Access Layer

         The data access layer will be the interface between the database and the application. The data access layer will manage the database connections and database calls. The data access layer will define a uniform method of data access to all the other application modules.


4)       Registration & Account Management

         This module will provide programmatic interfaces for registering new users, [ ], and management accounts. It will have provisions to verify the email address of users as a means of authenticating the user's identity. The registration module will request information such as user-name, password, full name, and email address. Additional information such as credit card number, address and birth-date may also be requested from the user.

         For Launch 1, the creation and management of business group accounts will not be provided. Businesses wanting to transact on Juggernaut will have to create an individual user account and use that account to transact. In later phases of the project support will be provided for business group accounts (as described in the Scope Contingencies section).



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Scope for Launch 1 Development:  Continued
--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


5)       Login

         The Login module functions to authenticate the user via their user-name and password. Once the user is authenticated, the Login module will set the appropriate security settings for the user so that s/he has access to the appropriate areas within the system. For security reasons the login module will lock the user account if the user fails to provide a valid user-name and password for a predetermined number of times.


6)       Navigation

         The Navigator tool and the associated functionality will be part of this module. The navigation tool will allow the user to visually see the relational product data within the Juggernaut central database. The user will be able to navigate the products categories listed within the Juggernaut database and see a list of all the items that belong in that category. The navigation tool will also allow the user to restrict the number of associated product relationships that are visible.


7)       Search

         The search mechanism is tightly integrated with the navigation tool. The user is able to perform sophisticated keyword searches with the help of a 3rd party search engine integrated within the Juggernaut framework. The search tool will generate a list of products matching the search request. They system will automatically generate a pull-down list of appropriate choices based on the user's initial request in the search field, in order to avoid too many results.


8)       [                 ]

         During the user's visit to the Juggernaut web-site, s/he may [ ] The function of this module is to keep track of the [ ] the system and available to [ ]. Depending on the [ ] required by the user, this module would determine which [ ] is the most [ ] the user and [ ] The algorithm that determines which is the most [ ] will take into account variables such as: [ ]

         This module will also log information that will assist in [           ]
         The logged information will [               ] Information such as the
         [               ] will be recorded.





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Scope for Launch 1 Development:  Continued
--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


9)       [        ]

         The purpose of the [ ] module is to [ ] Logging functions will also be included as part of the [ ] module. The main programmatic interfaces provided by the [ ] module will be: create a [ ]. IVT will be responsible for development of the [ ] Module. USI is responsible for integrating the [ ] module into the system.


10)      Transaction

         This module is the key to the purchase process. The main functions provided by this module would include: inventory checking, temporary product holding, calculation of total and sub-totals, taxes and shipping costs, payment authentication (credit-card authentication, Juggernaut points authentication), inventory update, fulfillment notification, transaction completion, financials update, and [ ] update.

         Initially the only methods of payment available to users will be credit cards, pre-payments and Juggernaut points. During later phases other payment methods such as virtual checks, CODs, and checks can be incorporated into the system.

         The Transaction module will determine whether there is enough inventory within our system to decide what shipping options to show to the user. If the inventory is insufficient, then the system will only show shipping options that take into consideration the delay necessary to obtain the products by the fulfillment center. Also, once the user decides to pay for those products and goes to the credit card payment screen, the transaction module will put on hold the quantity of products chosen by the user.

         If after a pre-determined amount of time the user still has not completed the transaction, the transaction module will remove the temporary hold on the product. Once the user has decided to pay for the product and has chosen the shipping address, the transaction module will determine the tax and shipping costs associated with purchase and present a final total amount bill with the appropriate line items.


11)      Accounting Interface

         This module will provide programmatic interfaces to accounting packages and tools that are used by management and partners. Several key functions that this module provides are: Juggernaut points management, [ ], product sales, returns, refunds, partner commissions, and partner product sales. The module needs to communicate with several other modules in order to collect the information necessary to provide data for regular accounting reports.

         Billing, collections, accounts payable, accounts receivable, and other general ledger items are not a part of this module.



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Scope for Launch 1 Development:  Continued

Technical Scope Launch 1: (Continued)


12)      Category Management

         The Category Management module will be the primary interface between the management and the underlying data that is being used by the navigation tool. Programmatic interfaces to functionality such as category creation, category linking, category description, category activation, and category inactivation will be supported by this module.


13)      Product Management

         The Product Management module will be one of the most important modules of the application. This module will provide programmatic interfaces for bulk loading of product information from partners as well as [ ] Thus, whenever a partner wants to upload data to the Juggernaut database, this module will take the raw product information provided, transform that data into a format required by the Juggernaut database, and upload that information to the Juggernaut database in order to make it available to users.

         Also, programmatic interfaces for [ ] will be available to allow for insertion of information about [ ], update information about [ ] entered into the system, and delete information about [ ] entered into the system. The [ ] that allows [ ] information about the products [ ] will work in tandem with the interfaces provided by this module.


14)      Fulfillment

         The fulfillment module will be tightly coupled with the Transactions module. Once a user has ordered a product, information about the order has to be sent to the appropriate vendor or fulfillment center so that the transaction can move forward. The purpose of this module will be to establish that channel of communication between the vendor or fulfillment center. This module will not only pass information to the vendor or fulfillment center but also receive information about the shipping status of the product(s). This module will capture all the necessary information about the delivery of the product(s) so that it can update the database to reflect the status of the shipment.

         Implementation of this module is highly dependent on the level of automation of each partner's system. The desired level of information from each partner may not be available online. Thus, the programmatic interfaces that this module needs to support are: send order information (quantity, SKU#, shipping address, shipping method, authorization code, order date), receive shipping information (shipping date, shipping method, quantity shipped, shipping ID#) and update user transaction status in the database.

         Depending on the number of fulfillment centers or vendors that Juggernaut needs to integrate with a custom fulfillment process will have to be developed. Thus, it is possible that the scope of this module might change based on the partnerships that are established.


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Scope for Launch 1 Development:  Continued
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Technical Scope Launch 1: (Continued)


15)      Promotions & Advertisement

         Juggernaut Management may want to have promotions on certain products on a seasonal basis or at random because of advertising partnerships developed with manufacturers. In cases like this, it is necessary to provide mechanisms through which a product or a group of products can be associated with discount percentages. This module will allow the management to create new promotions, modify the parameters of existing promotions, or inactivate/activate existing promotions.


16)      [                 ]

         The [             ] module will be integrated with the Product module.
         The [  ] module will support a [          ].  The programmatic
         interfaces that the [          ] module needs to support are:
         [                                      ]

         The [ ] module will be integrated with the product classification scheme used by the Product module. Thus, when a user navigates or searches for products, the [ ] items will be part of the item list that the user sees. Obviously there will be a way to distinguish an [ ] item versus a [ ] on the user interface.


17)      Business Rules Module

         The business rules module will be tightly coupled with the database and the data access layer. It is the development teams intention to consolidate all business rules in a centralized module so that it is easier to manage any changes that need to be made. These business rules will most likely be in the form of [ ]

         The business rules module will encapsulate individual business rules and provide an interface to those individual business rules. Thus, there will be as many programmatic interfaces that the business rules module exposes as there are business rules.

         The business rules module will be developed in such a way so as not to [ ] within the business rule. All the [ ] will be stored in a Juggernaut system table so that it is easier to [ ]

         This module is dependent on several third-party software packages. Based on the implementation requirements of these packages, it may not be possible to create a separate Business Rules module. If this is the case, Business Rules may already be built into the specific functional modules themselves.


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Scope for Launch 1 Development:  Continued
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Technical Scope Launch 1: (Continued)


18)      [                 ] Tool Set

         The following programmatic interfaces will be supported for the internal [ ] system: login, logout, [ ] user's profile and transaction history, [ ] user's profile, all the functionality supported by the Navigation and Search modules, [ ], create a temporary work area, add product items from the search result list to the work area, remove items from the work area, and [ ] from the work area to the [ ]


19)      Profile/Personalization

         The profile/personalization module will start to become useful once the Juggernaut system has a critical mass of information in terms of products, users, and transactions. Until then the amount of personalization that can be accomplished is minimal. As a result, the purpose of this module will be to put into place underlying data structures to support personalization in [future phases] of the project. Several 3rd party products are available that will be evaluated before implementing the personalization module. The purpose of the personalization module will be to collect as much user information as possible through active (user registration, surveys, comments, etc.) and passive (click-through analysis, purchase history, etc.) data gathering techniques, and, based on that information, provide product recommendations and advertisements to the user.

         The functions provided by this module will be: modify profile, recommend product/service, generate user affinity groups, and match user with affinity group.


20)      Error & Logging

         The error and logging module will be very critical in identifying problems that occur with the system while in production mode. The errors and logs captured by this module will be invaluable in debugging and solving problems. This module will be coupled with the data access layer in order to capture the state-information and the process/task information before the information is logged. There will only be one programmatic interface provided by this module which will capture all the necessary information about the error or the process and log it to an appropriate table in the database.


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Scope for Launch 1 Development:  Continued

Technical Scope Launch 1: (Continued)


21)      Messaging/Email

         This module will provide interfaces to create, modify, activate, and inactivate emails to be sent out to the users on a regular basis. For example, users will be sent an email once they register on Juggernaut, after they make a purchase, to remind them about their Juggernaut points, to remind them of special promotions, etc. The email portion of this module will allow for creation of mailing lists, messages, and schedule the sending of those messages. The module will incorporate a communication interface to a farm of SMTP servers so that fast delivery of emails is ensured.

         The messaging portion of the module will have interfaces to create static messages on pre-determined portions of the user interface so that the user can be notified of important information. For example, the messaging module will communicate with the accounting module to collect information about the user's Juggernaut points and pass it on to the user interface module to be displayed appropriately. Other instances of messaging would be to let the user know of any system level changes that were about to be made or additional functionality that have been added to the system that we want to highlight.


22)      Customer Support

         The customer support module is a portion of the management application. This module will support all functionality that is needed to assist a user when s/he calls the customer service center. The customer support module will be an integration of functionality already created for the users.

         The programmatic interfaces supported by the Customer Support module are: create a new user, modify existing user profile (after verifying that the user is who they claim to be), activate/inactivate user account, look-up transaction status, cancel product delivery, process product returns/refunds, enter comments, view user's transaction history, view user's Juggernaut points, and modify user's Juggernaut points.

         The customer support module will interface with the login and registration modules in order to provide the same level of security as the User web-site.


23)      Internal System Task Scheduler

         The System Scheduler will support the execution of recurring tasks within the system, based on management decisions. For example, it will be the Scheduler module's responsibility to do a backup of the database at a predetermined time. Certain utilities built into the operating system (such as cron, at, NT Scheduler) will be used to assist in the development of this module.



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Scope for Launch 1 Development:  Continued
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Technical Scope Launch 1: (Continued)


24)      Online Help

         The online help module is one of the simpler modules within the Juggernaut system. The online help module will have frequently asked questions (FAQ) section for users and [ ].


25)      System Monitor

         The System Monitor module will provide the heartbeat of the system. The complex network system, large-scale database, and production servers will be constantly monitored by this module with the help of tools available for companies such as BMC Software, Platinum Software, and/or Computer Associates.

         The main function of this module will be to keep a tab on various aspects of the system resources such as disk space, network traffic, database services, web-server services, hardware systems, security services (hacks, denial of service attacks), etc. If the module detects any problems it will warn and alert appropriate operators/managers based on the priority of the problem. These alarms will either be sent via email or pagers based, once again, on the priority of the problem.





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Scope Contingencies:
--------------------------------------------------------------------------------


The Project Budget and Production Schedule are based on the following Scope Contingencies for Launch 1. If the following Scope Contingency list changes, the Budget and Production Schedule may need to be altered accordingly.


1.       [                 ] system
         o For Launch 1, we will be focusing on individuals and small/home businesses.
         o We will prepare for [ ] now, and a full implementation of this feature will be a part of future site releases.

2.       [                 ]
         o  [       ]
         o  [       ]

3.       Call-Center / Help Desk Module
         o USI is not responsible for the creation of the call-center, and this module will be outsourced to a third-party.
         o For Launch 1, the call center will be used for general customer support only.
         o  The [        ]

4.       Purchasing Escrow
         o  We will be designing the system to support purchasing escrow.
         o  Escrow will be outsourced to a third-party for Launch 1.

5.       Recurring Purchases / Scheduling Tool
         o Product tracking for Launch 1 will be implemented by linking to the UPS or FedEx site, provided the necessary partnership with UPS or FedEx is established 2 months prior to the Launch 1 date.
         o A calendar with a recursive purchasing feature, personal dates, and reminders will be implemented during future launches of the site.

6.       [                 ]
         o  For Launch 1:
         o  Database fields will be built to accept [ ] information
         o  Technical architecture is being built to prepare for [ ]
         o  Delivery and logistics will be outsourced to a third party
         o  In the future:
         o  [       ] content will be offered and marketed
         o  Choice of [       ] on Home Page

7.       Fulfillment
         o Implementation of the fulfillment module is highly dependent on the level of automation of each partner's system. The desired level of information from each partner may not be available online.

8.       Services
         o Services will be offered through our database during future site releases.



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--------------------------------------------------------------------------------
Scope Contingencies:  Continued


9.       Product Image Database
         o A Product Image Database, defined as being a database of images supplied by vendors [ ] will be created for Launch 1.
         o Pending an appropriate number of images is collected from vendor partnerships, the Product Image Database [ ] on Launch 2.

10.      [                          ]
         o  The concept of purchasing a [ ] will be explored in qualitative and
            quantitative surveying of [    ] during the development of Launch 1.
         o If the concept is proven feasible and desirable among the user-base, [ ] will be phased in for certain products on a case-by-case basis starting 2-4 months after the hard launch date.

11.      Hosting / Site Maintenance
         o The USI Production Team will interface with a third-party (new Juggernaut venture or other) to integrate the data-warehousing of the Juggernaut site.

12.      Business Rules Module
         o The Business Rules module is dependent on several third-party software packages. Based on the implementation requirements of these packages, it may not be possible to create a separate Business Rules module.

13.      [                 ]
         o  Offering consumers the choice of [            ] per product will be
            tested in  Market Research during the development of Launch 1.
         o  If the concept is proven desirable by the user-base, [ ] will be
            recruited after [           ] are in place.

Project Management Methodology:
--------------------------------------------------------------------------------


The USI Senior Project Manager will be in contact with Juggernaut daily, discussing the project, ensuring that all deliverables and reviews are met, and documenting all progress. In order to expedite communication between USI and Juggernaut, the following reports and processes will be implemented:


         Production Schedule
         The Production Schedule is a timeline of the project, outlining the important project milestones. If the project scope is altered during production, the Production Schedule is updated accordingly to reflect the change. All internal and external reviews and milestones will be reflected in this schedule. The Production Schedule will be updated with completed tasks and delivered to Juggernaut twice monthly.

         Status Meetings
         Internal team Status Meetings will be held on a weekly basis. Client Status Meetings will be determined by milestones within the Production Schedule; a schedule of all Client Status Meetings will be generated and distributed on a monthly basis.

         Weekly Status Report
         Given to Juggernaut weekly. These reports reflect all conversations, developments, and issues relevant to the project, and reiterate any dependencies or deliverables that are needed from Juggernaut.

         Contact Report
         Used as a verification of an agreement or important meeting with Juggernaut, a Contact Report is usually sent a few days after the conversation takes place. Our policy is to fax the report -- if it is not disputed within 24 hours, it is understood that Juggernaut agrees with the account of the decisions made, and the next production steps will be taken.

         Milestone Approval
         At each major milestones or deliverable, the presentation overview, any appropriate revisions, and next steps will be presented in a report. The report will be signed by Juggernaut before work toward the revisions will be done by USI.

         Change Request Form
         This form will be sent from Juggernaut to USI whenever a change or revision to the scope is requested, as outlined in the Change Request Process (Addendum 1of this document). It is an invaluable tool in clearly defining the change in Project Scope and the implications to the Production Schedule and Estimated Costs.


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Production Team:


Total people: 38
         Technical: 21
         Creative: 10
         Other: 7 (Project Managers, Taxonomist, Asset Manager, Copywriters, etc.)

Total Team:
    1.   Alise Spinella, Senior Project Manager
    2.   Owen Gottleib, Project Manager
    3.   Ashley Matsui, Project Coordinator
    4.   Robert Strong, Asset Manager
    5.   Library Scientist, Ed Pai
    6.   Dean Hollander, Copywriter
    7.   Gadi Dechter, Copywriter
    8.   Ajit Prabhu, Lead Technical Consultant
    9.   Pranav Parekh, Lead System Architect
    10.  Henrik Javin, System Architect
    11.  Lishin Lin, Lead System Architect
    12.  Paul Krzyzanowski, Software Engineer
    13.  Bob Fahey, Database Modeling and Design
    14.  Eoin Hyden, Network and Systems Architect
    15.  Zhurong Jin, QA Specialist
    16.  Karl Siil, Security Specialist
    17.  Jay Ball, Software Engineer
    18.  Josh Capitanio, Programmer
    19.  John Busfield, Software Engineer
    20.  Mitch Galo, Software Engineer
    21.  Bala Venkatesan, Financial Application
    22.  Bidhu Das, Online Catalog Systems
    23.  Software Engineer  ([      ] / Promotions), TBD
    24.  Software Engineer  (Category Management), TBD
    25.  Software Engineer  ([      ] Module), TBD
    26.  Software Engineer  (Personalization Module), TBD
    27.  Software Engineer  (Fulfillment / Shipping), TBD
    28.  Technical Writer, TBD
    29.  Dave Wright, Lead Art Director
    30.  Bronson Smith, Marketing Strategist
    31.  Chum Wongrassamee, Art Director
    32.  Felix Haro, Lead Graphic Designer
    33.  Joanne Minarbi, Lead Graphic Designer
    34.  Bob Yothers, Graphic Designer
    35.  Amanda Jesters, Graphic Designer
    36.  Kristin Binning, Production Artist
    37.  Jay Sosnicki, Production Artist
    38.  Jordan Berg, Information Architect Consultant

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------
Production Team:  Continued


Team Structure:

(people are spread across multiple teams... Please refer to Team Org Chart for more detail)

     Overall Management Team:
     o    Alise Spinella
     o    Ajit Prabhu
     o    Pranav Parekh
     o    Dave Wright

     Cross-Functional Integration Team:
     o    Alise Spinella
     o    Robb Kempken
     o    Bronson Smith
     o    Dave Wright
     o    Owen Gottlieb
     o    Pranav Parekh

     Internal Market Research Team:
     o    Owen Gottlieb
     o    Ashley Matsui
     o    Bob Yothers
     o    Josh Capitanio

     Brand / Logo Management:
     o    Owen Gottleib
     o    Ashley Matsui
     o    Dave Wright

     All Site Copy:
     o    Dave Wright
     o    Bronson Smith
     o    Gadi Dechter
     o    Dean Hollander

     Information Architecture Development:
     o    Tommy Wong
     o    Jordan Berg
     o    Ed Pai
     o    Felix Haro
     o    Joanne Minarbi
     o    Bob Yothers
     o    Robert Strong

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------


     Database Module Team:
     o   Pranav Parekh
     o   Bob Fahey
     o   Karl Siil

     Application Development Team:
     o   Login Module / Registration Module:  Paul Krzyzanowski
     o   [        ] Module:  Software Engineer #1
     o   Search Integration Module: Mitch Galo
     o   Product Category Navigation Module: Software Engineer #4
     o   Category Management Module: Software Engineer #2
     o   Product Info / Pricing Calculation Module: Software Engineer #1
     o   [    ] Module: Paul Krzyzanowski
     o   Transaction Module: Lishin Lin
     o   Financial / billing Module: Bala Venkatesan
     o   Accounting / [    ]:  Software Engineer #8
     o   [    ] Module: John Busfield
     o   Mail / Messaging Module: Bidhu Das
     o   Promotions Module: Software Engineer #1
     o   Profile / Personalization Module: Bidhu Das
     o   [    ] Tool Set: Henrik Javin
     o   Decision Support / Data Warehousing: Bidhu Das
     o   Customer Support Module: Software Engineer #2
     o   Scheduler: Software Engineer #4
     o   System Monitor Module: Pranav Parekh
     o   Online Help: Software Engineer #5
     o   Security:  Karl Siil
     o   Fulfillment and Shipping Feedback Module: Software Engineer #9
     o   Error Module:
         o   Lishin Lin
         o   Jay Ball
     o   User Interface Integration: Josh Capitanio
     o   Infrastructure Development: Eoin Hyden
     o   Database Administration: Vladimir Bruha

(GRAPHIC OMITTED)


--------------------------------------------------------------------------------
Production Team:  Continued


     User Application Interface Design:
     o   Jordan Berg
     o   Chum Wongrassamee
     o   Felix Haro
     o   Joanne Minarbi
     o   Bob Yothers
     o   Amanda Jesters
     o   Kristin Binning
     o   Jay Sosnicki
     o   Josh Capitanio

     Quality Assurance Team:
     o   (All team for each responsible module)
     o   Zhurong Lin
     o   QA2 - maybe needed

     Technical Documentation Team:
     o   Full-time Technical Writer
     o   Pranav Parekh
     o   Henrik Javin
     o   Lishin Lin
     o   Paul Krzyzanowski
     o   Bob Fahey
     o   Eoin Hyden
     o   Zhurong Jin
     o   Karl Siil
     o   Jay Ball
     o   Technical Writer

     [        ] Application Interface Design:
     o   Tommy Wong
     o   Chum Wongrossamee
     o   Joanne Minarbi
     o   Jay Sosnicki

     Interface Design Production Team:
     o   Chum Wongrassamee
     o   Amanda Jesters
     o   Kristin Binning
     o   Jay Sosnicki

(GRAPHIC OMITTED)


--------------------------------------------------------------------------------
Launch 1 Timeline:


The Production Schedule is based on the project scope as outlined in the Scope for Launch 1 Development section of this document. If the project scope is altered, either through a Change Order Request or other request, the Production Schedule may be updated to reflect the change.



     Important Dates / Deadlines for Launch 1:

                  Start Date: [                      ]

                  Beta Launch Date:  [               ]
                         -   functioning system, Full QA on whole system begins

                  Launch 1 Date:  July 30, 1999 *
                         - Fully functioning system, access given to the public



         Next Steps toward Launch2:

         (The following Next Steps are outside the scope of Launch 1, and would require a separate Statement of Work agreement between Juggernaut and USI.)

                  Continued Focus Group / Marketing Research
                  Additions/modifications to site's feature set
                  User Tracking / Reporting
                  Additional Supplier Partnerships established

                  Launch 2 Date:   [                 ]
                    -     Full promotional/marketing/advertising campaign push














* If USI is fully involved in the Quality Assurance of the Juggernaut Web Site by the launch date of July 30, 1999, Juggernaut may decide to retain the USI team on a Time and Material basis for an extended timeframe for further Quality Assurance work under this agreement, not to exceed 2 weeks.

(GRAPHIC OMITTED)

Milestone Schedule:
--------------------------------------------------------------------------------

(Please refer to the Production Schedule for additional details)


Focus Group Round 1 Report                                        [    ]
         Focus Group Round 2 Report                               [    ]
         Technical Design Document Presented                      [    ]
         Focus Group Round 3 Report                               [    ]
         Buy vs. Build Technical Analysis Report                  [    ]
         Brand Name Presentation                                  [    ]
         Final Screen Layouts Approved                            [    ]
         Focus Group Round 4 Report                               [    ]
         Copy Review 1                                            [    ]
         Usability Test Report                                    [    ]
         User Interface Design Review 1                           [    ]
         Quantitative Research Report                             [    ]
         Data Dictionary/Product Categorization Complete          [    ]
         Technical Integration Report 1                           [    ]
         All Assets from Partners Delivered                       [    ]
         Copy Review 2                                            [    ]
         User Interface Design Review 2                           [    ]
         Master Design Doc Complete                               [    ]
         [     ] Review                                           [    ]
         Logo Presentation                                        [    ]
         Technical Integration Report 2                           [    ]
         Final Copy Review                                        [    ]
         User Interface Design Complete                           [    ]
         Technical Integration Report 3                           [    ]
         Controlled Launch Date                                   [    ]
         Technical Integration Report 4                           [    ]
         Beta Launch Date:                                        [    ]
         Launch 1 Date                                            7/30

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------
Production Cost Estimate for Launch 1:


Based on the current scope as defined in the Project Scope sections above, the budget is set at a fixed price. USI and Juggernaut will have monthly evaluations of the project, from which any necessary Change Orders will be generated.


Technical Development Costs:


         ----------------------------------------------------------------------
         Development / Integration Effort:                     Estimated Cost:
         ----------------------------------------------------------------------
         Product Categorization                                        [     ]
         ----------------------------------------------------------------------
         Technical / Creative Integration                              [     ]
         ----------------------------------------------------------------------
         Database                                                      [     ]
         ----------------------------------------------------------------------
         Database Access Layer                                         [     ]
         ----------------------------------------------------------------------
         Login Module                                                  [     ]
         ----------------------------------------------------------------------
         Registration Module                                           [     ]
         ----------------------------------------------------------------------
         Profile/Personalization module                                [     ]
         ----------------------------------------------------------------------
         [            ] Module                          (outsourced to [     ])
         ----------------------------------------------------------------------
         Search Integration Module                                     [     ]
         ----------------------------------------------------------------------
         Customer Support Module                                       [     ]
         ----------------------------------------------------------------------
         Category Management Module                                    [     ]
         ----------------------------------------------------------------------
         Mail/Messaging Module                                         [     ]
         ----------------------------------------------------------------------
         Product Info/Pricing Calculations Module                      [     ]
         ----------------------------------------------------------------------
         [    ] Module                                                 [     ]
         ----------------------------------------------------------------------
         Transaction Module                                            [     ]
         ----------------------------------------------------------------------
         Financial/Billing Module                                      [     ]
         ----------------------------------------------------------------------
         Accounting / Commission Module                                [     ]
         ----------------------------------------------------------------------
         Online Help                                                   [     ]
         ----------------------------------------------------------------------
         [    ] Module                                  (outsourced to [     ])
         ----------------------------------------------------------------------
         System scheduler module                                       [     ]
         ----------------------------------------------------------------------
         Promotion module                                              [     ]
         ----------------------------------------------------------------------
         [    ] Tool Set                                               [     ]
         ----------------------------------------------------------------------
         System Monitor Module                                         [     ]
         ----------------------------------------------------------------------
         Security                                                      [     ]
         ----------------------------------------------------------------------
         Fulfillment and Shipping Feedback                             [     ]
         ----------------------------------------------------------------------
         Error Module                                                  [     ]
         ----------------------------------------------------------------------
         User Interface Programming                                    [     ]
         ----------------------------------------------------------------------
         Infrastructure Development                                    [     ]
         ----------------------------------------------------------------------
         Quality Assurance                                             [     ]
         ----------------------------------------------------------------------
         Documentation                                                 [     ]
         ----------------------------------------------------------------------
         SUBTOTAL                                                      [$    ]
         ----------------------------------------------------------------------

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------

Creative Development Costs:

         -------------------------------------------------- --------------------

         Development / Integration Effort:                      Estimated Cost:

         -------------------------------------------------- --------------------
         Focus Group driven Design Revisions                           [      ]
         -------------------------------------------------- --------------------
         Information Architecture Development                          [      ]
         -------------------------------------------------- --------------------
         Interface Design                                              [      ]
                     User Interface
                     [      ] Interface
                     Global Management Interface
         -------------------------------------------------- --------------------
         -------------------------------------------------- --------------------
         Production                                                    [      ]
         -------------------------------------------------- --------------------

         SUBTOTAL                                                      [$     ]
         -------------------------------------------------- --------------------


Other Costs:

         -------------------------------------------------- --------------------

         Production Effort:                                      Estimated Cost:
         -------------------------------------------------- --------------------
         Team Management:                                              [      ]
                     Overall Project Management
                                Senior Project Manager
                                Project Manager
                                Project Coordinator
                      Technical Team leadership
                                 Senior Tech Lead
                                 Co-Tech Lead
                                 Co-Tech Lead
                      Creative Team leadership
                                 Creative Director
                                 Senior Art Director
         -------------------------------------------------- --------------------
         Marketing Research Company Management                         [      ]
         -------------------------------------------------- --------------------
         Logo/Brand Company Management                                 [      ]
         -------------------------------------------------- --------------------
         Copywriting                                                   [      ]
         -------------------------------------------------- --------------------
         SUBTOTAL                                                      [$     ]
         -------------------------------------------------- --------------------



         ESTIMATED TOTAL                                               [$     ]


         NEGOTIATED TOTAL                                            $3,600,000

(GRAPHIC OMITTED)

Payment Schedule:
--------------------------------------------------------------------------------




US Interactive is to receive equal payments at the end of each month for the duration of the project. Upon approval of this document, the first month's payment is due.

If work toward Launch 1 continues past the estimated launch end-date of July 30, 1999 (or such later date as the Launch 1 Date shall have been extended to in accordance with the provisions set forth in the Production Plan/Budget Contingencies section of this Statement of Work), because of reasons other than reasonably avoidable delay solely attributable to USI, or a Force Majeure Condition (as defined in the Agreement [defined below]) in which case the provisions of Section 11 of the Agreement shall apply.1 Force Majeure Conditions do not include reasonably avoidable days of delay attributable to Juggernaut or its suppliers or other contractors, or reasonably avoidable days of delay attributable to third parties not connected with either party. U.S. Interactive will be paid the remainder of the fixed fee of $3.6 million in accordance herewith and will then be paid monthly at the end of each month on a time and material basis for work on and after July 30, 1999 at the usual and customary rates charged by U.S. Interactive, discounted by 20%. The last $1 million of the fixed fee of $3.6 million shall be paid no later than October 15, 1999. Should payment of the last $1 million not occur by before October 15, 1999, then Juggernaut will pay interest to U.S. Interactive at 10% per annum from July 30, 1999 on any such unpaid amount until the same is paid.

Some additional team members working specifically on the Business Plan portion of the project are not included in the cost estimate. These team members will be retained on a time and material basis until the Business Plan is completed.



--------
                  1 Section 11 of the Agreement provides: USI shall provide the Deliverable described in, and when scheduled in, the Work Orders. Neither party shall be held responsible for any delay or failure in performance of any part of the Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party ("Force Majeure Condition"). If any Force Majeure Condition occurs, the party affected by the other's delay or inability to perform may elect to (1) suspend this Agreement for the duration of the Force Majeure Condition and, once the Force Majeure Condition ceases, resume performance under this Agreement with an option in the affected party to extend the period of this Agreement up to the length of time the Force Majeure Condition was endured; and/or (2) when the delay or non-performance continues for a period of at least thirty (30) days, terminate, at no charge, and effective upon written notice thereof to the non-terminating party, this Agreement in its entirety, provided however that the terminating party shall remain liable in respect of Services provided through the date of such termination. Unless written notice is given within forty-five (45) days after the affected party is notified of the Force Majeure Condition, election
(1) shall be deemed selected.

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------


It is agreed that Juggernaut may terminate work under this Statement of Work, effective as of the receipt of Juggernaut's notice of termination, for Juggernaut's convenience and not based on any default, if the amounts paid to US Interactive under this Statement of Work as of the date of such termination total $2,500,000 or more. In the event that USI has not been paid a total of $2,500,000 by Juggernaut for USI's work efforts under this Statement of Work, within 18 months of the date of this Statement of Work (other than due to termination of the Professional Services And Consulting Agreement dated as of January 6, 1999 Between Juggernaut Partners, LLC and U.S. Interactive, Inc. [the "Agreement"] for a material breach by USI pursuant to Section 15.8 thereof), the licenses granted under Section 9.2 and Section 9.6 of the Agreement shall terminate on the 18 month anniversary of this Statement of Work.

Except as set forth above, this Statement of Work is not intended to modify or waive the rights of either party under the Agreement. In the event of a termination for convenience, Juggernaut shall pay to USI reasonable actual expenses incurred by USI in connection with providing the services under this Statement of Work up to the date of the termination for convenience. Upon receipt of the notice of termination, USI shall immediately cease performance of services under this Statement of Work and USI shall make commercially reasonable efforts to minimize cost and to preserve the Deliverables completed to date. Juggernaut shall not be responsible for fees, costs, or expenses (including, but not limited to, travel and lodging) of any services performed by USI more than 30 days after USI receives the notice of termination, other than unavoidable and reasonable expenses experienced by USI despite good faith efforts by USI to make commercially reasonable efforts to minimize cost and to preserve the deliverables completed to date. The parties agree that licenses to intellectual property and ownership thereof will be allocated in accord with the Agreement upon such termination.

(GRAPHIC OMITTED)

Risks / Critical Path Deadlines:
--------------------------------------------------------------------------------


Outlined below are critical business/partnership issues that Juggernaut and the USI Business Development Team are responsible for. These deadlines directly effect the Production Schedule and Production Team efforts. If any of the following Critical Path Deadlines are not met, the Production Schedule and/or Production Budget may be effected.

The following table details the Critical Path Issues and specific responsible party:


         ------------------------------------------- -------------------------------- ------------------------------
         Critical Path Issue:                        Responsible Party:               Deadline:
         ------------------------------------------- -------------------------------- ------------------------------

         Juggernaut Management Hiring Plan           Juggernaut (Keith Skelton)       Hiring Plan due by [    ]

         ------------------------------------------- -------------------------------- ------------------------------

         Juggernaut Management Hiring                Juggernaut (Keith Skelton)       [        ]
         Immediate Needs:
         -        Supplier Devlopment and
              Mangement Team
         -        [     ] Manager
         -        Other Business Strategists

         ------------------------------------------- -------------------------------- ------------------------------

         Juggernaut Management Hiring                Juggernaut (Keith Skelton)       [      ]
         Secondary Needs:
         -        VP Finance
         -        Customer Support Director
         -        [      ] System Manager

         ------------------------------------------- -------------------------------- ------------------------------

         Supplier Partnerships Identified            Juggernaut (John Gamba)          [       ]* *


         ------------------------------------------- -------------------------------- ------------------------------

         Technical Due Diligence for Supplier        USI Development Team (Ajit       [         ] after Supplier
         Partnerships * * *                          Prabhu) with assistance from     Partnerships are identified,
                                                     Juggernaut (John Gamba, Randy    or within a similar
                                                     Ahrens)                          reasonable timeframe.  (Not
                                                                                      to exceed [        ] total.)

                                                                                      (Upon completion of the
                                                                                      technical due diligence as
                                                                                      approved by USI, USI will be
                                                                                      given [ ] of development
                                                                                      time for each partner.
                                                                                      Integration development will
                                                                                      happen concurrently across
                                                                                      partners.)

         ------------------------------------------- -------------------------------- ------------------------------

(GRAPHIC OMITTED)
Risks / Critical Path Deadlines:  Continued
--------------------------------------------------------------------------------

         ------------------------------------------- -------------------------------- ------------------------------
         Bank Partnership                            Juggernaut (John Gamba, Keith    [       ]
                                                     Skelton, VP of Finance)

         ------------------------------------------- -------------------------------- ------------------------------

         Accounting Software Package Decision        Juggernaut (John Gamba)          [          ]

                                                                                      (Allowing at least [    ] of
                                                                                      development time before
                                                                                      launch)

         ------------------------------------------- -------------------------------- ------------------------------

         Legal Questions                             Juggernaut (John Shulman)        [     ]

         ------------------------------------------- -------------------------------- ------------------------------

         Business Strategy:                          Juggernaut and USI Business      [       ]
         -        [        ] details                 Development Team
         -        [                  ]               (John Gamba, Robb Kempken, TBD
         -        Customer Care Strategy             Business Strategists)
         -        Privacy/Security Strategy
         -        Promotional Strategy/Juggernaut
                  Points
         -        Default Values

         ------------------------------------------- -------------------------------- ------------------------------

         Location for [       ] Center, Call         Juggernaut (John Shulman)        [         ]
         Center and Hosting Facility

         ------------------------------------------- -------------------------------- ------------------------------

         Privacy / Security Compliance Information   USI Production Team              [           ]
         to production team                          (Owen Gottlieb)
         (Trust E, ISCA, BBBOnline)

         ------------------------------------------- -------------------------------- ------------------------------


* * This supplier partnership deadline will be fulfilled when Juggernaut delivers the following information per partner to USI:

     1.   Supplier Name and general contact information
     2.   Technical contact information
     3. Contract status, interest level and time estimates for contract signing and integration
     4.   Category
     5.   Potential quantity of SKUs
     6.   General Systems Capabilities
     7. Systems Issues - Answers to as many of the technical due-diligence questions (listed in next footnote below) as possible
     8.   Next Steps

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------


* * * Technical Due Diligence is defined as answers to the following questions:
      (Continued on next page...)


1. File format Information:
      o  Sample Products
      o  Pricing
      o  Inventory Files
      o Additional fields per product (manufacturer information, warranty data, specials, promos, etc.)
      o  Product information display concerns

2. Category Information:
      o  Organization of data
      o  Organizational structure protocols

3. Branding Information:
      o  Representation concerns

4. File Access Information:
      o  Process for receiving information (i.e. FTP, HTTP, E-mail)
      o  Frequency of data updates
      o  Charges associated with accessing the partner's data
      o  Times for access availability (24/7 or other)

5. Order Entry Information:
      o  Process for communicating an order
      o  Protocol for inventory, pricing, and time-to-ship
      o  Back-order system reliability
      o  Back-order logistics

6. Shipping Information:
      o  Carrier information
      o  Shipping locations
      o  Multiple warehouses or singe warehouse
      o  Availability of shipping cost information
      o  Availability of any additional information

7. Returns Information:
      o  Return logistics

8. Technical Support and Customer Service:
      o  Availability of technical support for development team
      o  Logistics of customer support
      o  Times of customer support availability

9. Fees and Pricing Information:
      o  Fees associated with [             ]
      o  Fees associated with placing orders
      o  Fees associated with sending back returns
      o  [                 ]
      o  Pricing contingencies

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------


* * *  Technical Due Diligence is defined as answers to the following questions:
      (Continued from previous page...)


10. Network and Security Information
      o  Network Topology (Private[Leased] line, Internet)
      o  Security and Access Control Policy
      o  Firewall (if Internet) configuration requirements
      o  Data encryption requirements

(GRAPHIC OMITTED)

Production Plan / Budget Contingencies:
--------------------------------------------------------------------------------



o Once the Production Schedule and Estimated Costs are approved, by execution of this Statement of Work by the parties, modifications in the scope of the project will come in the form of a Change Request, as outlined in the Change Request Procedure attached as Addendum 1of this document.

o Modifications of the scope of work as a result of the Focus Group/Usability reports will come in the form of a Change Request, as outlined in the Change Request Procedure attached as Addendum 1of this document.

o Upon receipt of a Change Request, USI will present an updated Budget Estimate and Production Schedule for Juggernaut review. Signed approval of the updated Budget Estimate and Production Schedule will mark the beginning of production efforts toward the new scope.

o All milestones in the Production Schedule will be strictly adhered to. In the event of a delay of a Juggernaut -driven milestone or approval, the Production Schedule will be adjusted accordingly on a case-by-case basis as agreed by both parties. In the event of a delay of a USI-driven milestone or deliverable, the schedule will not be modified and USI will use it's best efforts to meet the final launch date as agreed by both parties.

o USI will communicate to Juggernaut when a Juggernaut-driven milestone or approval is approaching.

o Due to the aggressive Production Schedule, USI requests that approval turnaround for updated Budget Estimate and Production Schedules, or any deliverable associated with the project occur within 72 hours and that the parties negotiate in good faith during such 72 hour period to reach agreement with respect to the terms of any updated Budget Estimate and Production Schedule presented by USI. If there is a delay of more than 72 hours for any approval, it is understood that USI will be granted an extension for delivery of the effected deliverable and all other deliverables that are reasonably likely to be delayed and actually are delayed as a result of such delay in approval (unless such delay is due to USI's failure to negotiate in good faith during such 72 hour period to reach agreement with respect to the terms of any updated Budget Estimate and Production Schedule presented by USI).

o At every major milestone/deliverable point (as detailed in the Production Schedule), Juggernaut will be required to sign a Milestone Review Sheet. Project production work and/or work toward the requested revisions for the deliverable will commence upon execution of this form.

o If a milestone status meeting and the associated milestone approval/revision discussions take longer than 2 days, the final Launch 1 Date will be pushed back one day for each day in excess of such 2 day period until the terms of the Reviewed Deliverable are finally agreed upon and such Milestone Review Sheet is executed by Juggernaut) .

o For artistic or creative approvals, there will only be one round of revisions per deliverable.

o If the time necessary to complete revisions to a given deliverable exceeds two weeks, a Change Order Request will be required from Juggernaut containing terms that are mutually agreed to by Juggernaut and USI.

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------


o If any of the Critical Path deadlines for which USI is not responsible or for which USI does not share responsibility (as described in the Critical Path section above) are not met, USI will not be held to the Launch 1 deadline and a change order will be required to review the project schedule. The number of days that the Launch 1 Date is moved will be communicated by USI on a case-by-case basis.

o Status Meetings requested by Juggernaut which are not already outlined in the predetermined monthly Status Meeting schedule will effect the Launch 1 Date. The number of days that the Launch 1 Date is moved will be communicated by USI on a case-by-case basis. However, any ad hoc Status Meetings (1 hour or less in length, consisting of an oral presentation of general project status with no resulting additional work) will not effect the Launch 1 Date.

o For the Launch 1 deadline, USI is responsible for integrating [ ] if Juggernaut establishes these partnership contracts prior to the Critical Path Date of [ ]

o The time/budget estimates are dependent on the number of partnerships Juggernaut establishes for Launch 1. If more than [ ] are established for Launch 1, a Change Order may be required from Juggernaut.

o If USI can not move forward with technical due diligence during the integration of the [ ] because of partnerships issues such as contract agreements or other political reasons, the [ ] time-limit count down will be halted until the contract or political issue is resolved between Juggernaut and the [ ]. Once the issue is resolved and USI can continue with the technical due diligence process, the [ ] time limit count-down will commence.

o If Juggernaut identifies at least [ ], and 1) those [ ] can be reasonably integrated, 2) Juggernaut supplies the appropriate technical contact information by [ ] and contracts are finalized to the point where technical due diligence is possible during the technical due-diligence process, 3) technical due diligence is done within the Critical Path Deadline described above, 3) USI can not fully integrate each of the [ ] within [ ], and 4) no change order regarding or relating to integration efforts is agreed to by both parties, then USI will continue to work beyond the July 30, 1999 launch date at no additional cost to Juggernaut.

o The Production Cost Estimate does not include costs for the following, which will be billed separately with prior approval from Juggernaut:

     - All costs associated with Questus New Media and Consumer Insights (Focus Group / Market Research companies) relating directly to Market Research efforts
     -   All costs associated with Find SVP (assisting with Partnership
         Strategy)
     -   All costs associated with Landor (Branding company)
     -   All costs associated with Juggernaut Logo development
     -   All costs associated with IVT
     - Any and all fees associated with the Trademark process for the Juggernaut brand and logo
     - All Business Plan and Juggernaut operational infrastructure costs - All partnership development costs
     -   All costs associated with Site Hosting and Maintenance
     -   All costs associated with building/creating a Help Desk call center
     - USI MIS employees consulting with Juggernaut, to be billed on a Time & Material basis
     - All costs associated with the hiring of Juggernaut employees, including recruiting fees
     -   Ongoing [ ] Application Development.
     -   Any and all other development costs for future site launches.

(GRAPHIC OMITTED)

--------------------------------------------------------------------------------


o All Out of Pocket Expenses, including fees associated with travel, hardware, and software licenses for both USI and any third-party vendors, are not included in the Project Estimate and will be billed separately with prior approval from Juggernaut.

o US Interactive is not responsible for any delays in the production schedule as caused by development partners or third party vendors. If such a delay occurs, the Launch date may be effected. The number of days that the Launch Date is moved will be communicated by USI on a case-by-case basis.

o USI is responsible for hiring the Production Team members necessary to complete the Project Scope by the Launch 1 deadlines.

o Pending any future Change Order Requests or other requests to alter the scope of the project, USI is responsible for creating the system to include the features described in the Project Scope section above.

o If the Launch 1 Date (as the same may be extended in accordance with the provisions set forth in the Production Plan/Budget Contingencies section of this Statement of Work) is not met or clearly will not be met because of the reasonably avoidable delays solely attributable to USI, then Juggernaut may, upon written notice to USI, terminate this Statement of Work and the provisions of Section 15.8 of the Agreement with respect to allocation of licenses and ownership of property rights will apply. The power or right to terminate for such breach does not eliminate any rights Juggernaut might otherwise have to bring an action for damages (including interest at the legal rate) or equitable relief.



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Agreement
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The following signatures designate intent to proceed with development of
Juggernaut's online electronic commerce business with specific acknowledgement on the scope of work, the estimated cost and the timeline of the engagement. Upon execution by both parties, this Statement of Work shall become Appendix B to the Professional Services and Consulting Agreement.



By:
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Name:
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Date:
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Juggernaut Partners, LLC







By:
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Name:
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Date:
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US Interactive, Inc.